BUSINESS ACQUISITIONS (Detail 6) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Operating loss	$ (4,111,145)	$ (1,952,312)
BWPS acquisition [Member]
Revenue	5,469,361	6,291,649
Operating loss	(3,029,332)	(1,485,459)
Net loss	$ (3,165,942)	$ (1,278,558)
Net loss per common share	$ (0.96)	$ (0.05)
Weighted Average common shares outstanding	3,285,934	2,080,733